VAN KAMPEN FOCUS PORTFOLIOS, SERIES 228
                       INTERNET TRUST, SERIES 21A AND 21B
      MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX(SM) TRUST, SERIES 13A AND 13B

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the maximum sales charge applicable to purchases of $5,000,000 or more of the Trusts is 1.00% of the public offering price per Unit and broker-dealers will be allowed a concession or agency commission in connection with such transactions equal to 0.50% of the public offering price per Unit.

Dated: July 6, 2000